UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 15, 2006
Union Community Bancorp
(Exact Name of Registrant as Specified in Its Charter)
Indiana	000-23543	35-2025237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Main Street, Crawfordsville, Indiana		47933
(Address of Principal Executive Offices)		(Zip Code)
(765) 362-2400
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 15, 2006, Union Community Bancorp (“UCBC”) issued a press release announcing that its shareholders have approved the merger of UCBC with and into MainSource Financial Group, Inc. (“MainSource”).  The press release also noted the anticipated closing date of March 17, 2006, and that the exchange ratio for those UCBC shareholders electing stock of MainSource in the merger will be 1.4791 shares of MainSource common stock for each share of UCBC stock.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit No.	Description
	99.1	Press Release, dated March 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 15, 2006	Union Community Bancorp

	By:	/s/ J. Lee Walden
J. Lee Walden Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 15, 2006